Liability in Respect of Warrants	6 Months Ended
Jun. 30, 2024
Liability In Respect of Warrants [Abstract]
Liability in respect of warrants

Note 3 - Liability in respect of warrants

As noted in Note 9Ah to Company’s annual financial statements for the year ended December 31, 2023, on June 22, 2023, the Company entered into a registered direct offering under which, inter alia, the Company issued to an institutional investor 3,000,000 warrants, each representing the right to acquire one ordinary share at an exercise price of $1.50 and expiring on the fifth anniversary of the original issuance date. Due to the warrants’ terms, the warrants were accounted as a financial liability measured at fair-value through profit and losses until their expiration or exercise.

On June 26, 2024, the Company and the institutional investor entered into an amendment to the warrant which included revisions to the fundamental transactions provision and the extension of the termination date from June 26, 2028 to October 12, 2029. The Company concluded that the new warrant terms meet equity classification and thus the warrants should be accounted as equity. As a result, on June 26, 2024 the Company reclassified the warrant liability into equity according its fair value for the same date in the amount of $1.695 million.

The fair value of the warrants was determined by the management using the assistance of external appraiser and by using Black-Scholes option pricing model and the following inputs:

June 26, 2024
Financial liabilities:
Expected volatility (%)	92.52
Share price (in $)	0.85
Risk-free interest rate (%)	4.40
Expected life (years)	5.30
Dividend yield (%)	-

The following table summarizes the movement in warrant liability during the six month period ended June 30, 2024:

2024
U.S. dollars in thousands

Balance as at January 1, 2024	$1,412
Revaluation of liability in respect to warrants	283
Reclassification of warrants into equity	(1,695)
Balance as at June 30, 2024	$-